                                 Exhibit 23.2

                                                                        Exh 23.2

              Consent of Ernst & Young, LLP, Independent Auditors


We consent to the incorporation by reference in the following registration statements on Forms S-3, S-4 and S-8 of IKON Office Solutions, Inc., and in the related Prospectuses of our report dated October 25, 1999 (except for the first paragraph of note 8, as to which the date is November 24, 1999 and the third paragraph of note 4, as to which the date is December 9, 1999), with respect to the consolidated financial statements and schedule of IKON Office Solutions, Inc. and subsidiaries as of September 30, 1999 and for each of the two years in the period ended September 30, 1999 included in its Annual Report (Form 10-K) for the fiscal year ended September 30, 2000, filed with the Securities and Exchange Commission.


-------------------------------------------------------------------------------------------------------------------
  Registration Number           Filing Date                        Description
-------------------------------------------------------------------------------------------------------------------
 2-66880                       March 10, 1980                IKON Office Solutions, Inc. 1980
                                                             Deferred Compensation Plan
-------------------------------------------------------------------------------------------------------------------
 2-75296                       December 11, 1982             IKON Office Solutions, Inc. 1982
                                                             Deferred Compensation Plan
-------------------------------------------------------------------------------------------------------------------
 33-00120                      September 6, 1985             IKON Office Solutions, Inc. 1985
                                                             Deferred Compensation Plan
-------------------------------------------------------------------------------------------------------------------
 33-26732                      September 27, 1989            IKON Office Solutions, Inc. Non Employee
                                                             Directors'
                                                             Stock Option Plan (formerly 1989
                                                             Directors' Stock Option Plan)
-------------------------------------------------------------------------------------------------------------------
 33-36745                      September 10, 1990            IKON Office Solutions, Inc. 1991 Deferred
                                                             Compensation Plan
-------------------------------------------------------------------------------------------------------------------
 33-38193                      December 10, 1990             IKON Office Solutions, Inc. 1986 Stock
                                                             Option Plan
-------------------------------------------------------------------------------------------------------------------
 33-54781                      July 28, 1994                 IKON Office Solutions, Inc. Stock Award
                                                             Plan
-------------------------------------------------------------------------------------------------------------------
 33-56469                      November 15, 1994             IKON Office Solutions, Inc. 1995 Stock
                                                             Option Plan
-------------------------------------------------------------------------------------------------------------------
 33-56471                      November 15, 1994             IKON Office Solutions, Inc. Long Term
                                                             Incentive Compensation Plan
-------------------------------------------------------------------------------------------------------------------
 33-64177                      November 14, 1995             IKON Office Solutions, Inc. $750,000,000
                                                             Debt Securities Preferred Stock or Common
                                                             Stock
-------------------------------------------------------------------------------------------------------------------
 333-24931                     April 10, 1997                IKON Office Solutions, Inc. 10,000,000
                                                             Shares of Common Stock
-------------------------------------------------------------------------------------------------------------------
 333-47783                     March 11, 1998                IKON Office Solutions, Inc. Stock Award
                                                             Plan
-------------------------------------------------------------------------------------------------------------------
 333-40108                     June 26, 2000                 IKON Office Solutions, Inc. 2000
                                                             Non-Employee Directors' Compensation Plan
-------------------------------------------------------------------------------------------------------------------
 333-40108                     June 26, 2000                 IKON Office Solutions, Inc. 2000
                                                             Executive Incentive Plan
-------------------------------------------------------------------------------------------------------------------
 333-40108                     June 26, 2000                 IKON Office Solutions, Inc. 2000 Employee
                                                             Stock Option Plan
-------------------------------------------------------------------------------------------------------------------
 33-55096                      June 26, 2000                 1993 Stock Option Plan for Non-
                                                             Employee Directors
-------------------------------------------------------------------------------------------------------------------
 333-51134                     December 1, 2000              IKON Office Solutions, Inc. Retirement
                                                             Savings Plan
-------------------------------------------------------------------------------------------------------------------

                                                  /s/ Ernst & Young LLP

Philadelphia, Pennsylvania
December 27, 2000